UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 21, 2017

VBI VACCINES INC.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-37769	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 Third Street, Suite 2241 Cambridge, Massachusetts	02142
(Address of principal executive offices)	(Zip Code)

(617) 830-3031

(Registrant’s telephone number, including area code)

N/A

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 21, 2017, Egidio Nascimento, the chief financial officer and the principal financial and accounting officer of VBI Vaccines Inc. (the “Company”) resigned from all positions with the Company and its subsidiaries, effective as of the same date.

On September 21, 2017, the Company appointed Athena Kartsaklis, who has been the Company’s corporate controller since May 23, 2017, as senior vice president, finance, principal financial and accounting officer and chief compliance officer of the Company, effective as of the same date. Ms. Kartsaklis will also serve as senior vice president, finance, of all of the Company’s subsidiaries, and as a director of Variation Biotechnologies Inc., a subsidiary of the Company.

Ms. Kartsaklis, 52, is a Canadian chartered professional accountant and U.S. certified public accountant and has over 25 years of experience in conducting audits and managing financial reporting and reviewing internal controls. Before joining the Company as corporate controller in May 2017, Ms. Kartsaklis served as a senior vice president of SkyWave Mobile Communications Inc. since December 2013, managing financial reporting, budget and forecast process and audit and other accounting matters. Ms. Kartsaklis was the manager, financial reporting at Alterna Savings, Ottawa, Canada, from September 2012, mainly responsible for financial and administrative reporting. From 1992 to September 2012, Ms. Kartsaklis worked at Deloitte, Hadjipavlou, Sofianos & Cambanis S.A., Athens Greece (Member of Deloitte & Touche International), and became a partner in 2000, overseeing and performing audits and advising clients on audit and accounting matters. Ms. Kartsaklis received a bachelor of commerce degree from Dalhousie University in Halifax, Nova Scotia.

Ms. Kartsaklis will receive a salary of CAD$225,000 and target performance bonus up to 15% of her salary.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VBI Vaccines Inc.

Date: September 26, 2017	By:	/s/ Jeff Baxter
Jeff Baxter
President and Chief Executive Officer